202909 4/03
Prospectus Supplement
dated April 30, 2003 to:
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Putnam International Growth and Income Fund
Prospectuses dated October 30, 2002

The opening sentence of the "Fund distributions and taxes" section is revised as follows:

"The fund normally distributes any net investment income and any net realized capital gains annually."

                              * * * * *

The following is inserted at the end of the section entitled, "Who manages the fund?":

"Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the fund
(and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the fund."

                              * * * * *

The following is inserted at the end of the section entitled, "How do I buy fund shares?":

Payments to dealers. As disclosed in the SAI, Putnam Retail Management pays commissions, sales charge reallowances, and ongoing shareholder servicing and distribution (12b-1) payments to dealers who sell shares of the fund. In addition, Putnam Retail Management may, at its expense, pay concessions to dealers that satisfy certain criteria established from time to time by Putnam Retail Management relating to increasing net sales of shares of the Putnam funds over prior periods, and certain other factors.